UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2004

ARCHSTONE-SMITH OPERATING TRUST

(Exact name of registrant as specified in charter)

Maryland	1-10272	74-6056896
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I. ITEM 7.01 REGULATION FD DISCLOSURE.
III. ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Management's Power Point Presentation
Other Materials Presented at Conference
Press Release

I. ITEM 7.01 REGULATION FD DISCLOSURE.

     II. We are furnishing under Item 7.01 on this Current Report on Form 8-K the information included as Exhibits 99.1, 99.2 and 99.3 to this report. Exhibit 99.1 is a power point presentation being made by management at an Archstone-Smith Investor Conference being held in Washington, D.C. on October 12, 2004. Exhibit 99.2 is a copy of other materials we are presenting at this Investor Conference. Exhibit 99.3. is a copy of the presentation webcast announcement press release.

III. ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

Exhibit 99.1	Management’s Power Point Presentation at the Archstone-Smith Investor Conference held on October 12, 2004.

Exhibit 99.2	Other materials presented at the Archstone-Smith Investor Conference held on October 12, 2004.

Exhibit 99.3	Press Release dated October 6, 2004.

(Signature Page Follows)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
	By:	/s/ R. Scot Sellers
Dated: October 12, 2004		Name: R. Scot Sellers
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Management’s Power Point Presentation at the Archstone-Smith Investor Conference held on October 12, 2004.

Exhibit 99.2	Other materials presented at the Archstone-Smith Investor Conference held on October 12, 2004.

Exhibit 99.3	Press Release dated October 6, 2004.